EXHIBIT 2

CUSIP No. 269279402

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13G/A

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13G/A to which this Exhibit is attached, and such Schedule 13G/A is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13G/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: February 13, 2015

V. PREM WATSA

/s/ V. Prem Watsa

1109519 ONTARIO LIMITED

By:		/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:		/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

810679 ONTARIO LIMITED

By:		/s/ V. Prem Watsa
	Name:	V. Prem Watsa
	Title:	President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:		/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	President

FFHL GROUP LTD.

By:		/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	Director

1823671 ONTARIO LIMITED

By:		/s/ Paul Rivett
	Name:	Paul Rivett
	Title:	Secretary and Director

FAIRFAX (BARBADOS) INTERNATIONAL CORP.

By:		/s/ Ronald Schokking
	Name:	Ronald Schokking
	Title:	Chairman

STONEBRIDGE HOLDING S.À.R.L.

By:		/s/ Ronald Schokking
	Name:	Ronald Schokking
	Title:	Chairman

STONEBRIDGE RE S.A.

By:		/s/ Ronald Schokking
	Name:	Ronald Schokking
	Title:	Director

FAIRFAX LUXEMBOURG HOLDINGS S.À.R.L.

By:		/s/ Ronald Schokking
	Name:	Ronald Schokking
	Title:	Chairman

1874616 ONTARIO LIMITED

By:		/s/ Ronald Schokking
	Name:	Ronald Schokking
	Title:	Vice President and Director

1874617 ONTARIO LIMITED

By:		/s/ Ronald Schokking
	Name:	Ronald Schokking
	Title:	Vice President and Director

FAIRFAX (US) INC.

By:		/s/ Dorothy D. Whitaker
	Name:	Dorothy D. Whitaker
	Title:	Treasurer, Secretary and Director

TIG HOLDINGS, INC.

By:		/s/ Dorothy D. Whitaker
	Name:	Dorothy D. Whitaker
	Title:	Chairman, President and Secretary

ZENITH NATIONAL INSURANCE COMPANY

By:		/s/ Michael E. Jansen
	Name:	Michael E. Jansen
	Title:	Executive Vice President, General Counsel and Director

ZENITH INSURANCE COMPANY

By:		/s/ Michael E. Jansen
	Name:	Michael E. Jansen
	Title:	Executive Vice President, General Counsel and Director

TIG INSURANCE COMPANY

By:		/s/ John J. Bator
	Name:	John J. Bator
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Director

FAIRMONT SPECIALTY GROUP INC.

By:		/s/ John J. Bator
	Name:	John J. Bator
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Director

FAIRMONT PREMIER INSURANCE COMPANY

By:		/s/ John J. Bator
	Name:	John J. Bator
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Director

FAIRMONT SPECIALTY INSURANCE COMPANY

By:		/s/ John J. Bator
	Name:	John J. Bator
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Director

FAIRMONT INSURANCE COMPANY

By:		/s/ John J. Bator
	Name:	John J. Bator
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Director

CLEARWATER INSURANCE COMPANY

By:		/s/ John J. Bator
	Name:	John J. Bator
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Director

RIVERSTONE HOLDINGS LIMITED

By:		/s/ John J. Bator
	Name:	John J. Bator
	Title:	Director

RIVERSTONE INSURANCE LIMITED

By:		/s/ John J. Bator
	Name:	John J. Bator
	Title:	Director

ODYSSEY US HOLDINGS INC.

By:		/s/ Jan Christiansen
	Name:	Jan Christiansen
	Title:	Executive Vice President

ODYSSEY RE HOLDINGS CORP.

By:		/s/ Jan Christiansen
	Name:	Jan Christiansen
	Title:	Executive Vice President

ODYSSEY REINSURANCE COMPANY

By:	/s/ Kirk M. Reische
Name: Kirk M. Reische
Title: Vice President

CLEARWATER SELECT INSURANCE COMPANY

By:	/s/ Kirk M. Reische
Name: Kirk M. Reische
Title: Vice President

CRUM & FORSTER HOLDINGS CORP.

By:		/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Director

THE NORTH RIVER INSURANCE COMPANY

By:		/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Director

UNITED STATES FIRE INSURANCE COMPANY

By:		/s/ Paul W. Bassaline
	Name:	Paul W. Bassaline
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Director

NORTHBRIDGE SHARE OPTION 1 CORP.

By:		/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Treasurer

NORTHBRIDGE FINANCIAL CORPORATION

By:		/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Chief Financial Officer

NORTHBRIDGE GENERAL INSURANCE CORPORATION

By:		/s/ Craig Pinnock
	Name:	Craig Pinnock
	Title:	Chief Financial Officer and Director

ADVENT CAPITAL (HOLDINGS) LTD.

By:		/s/ Neil Ewing
	Name:	Neil Ewing
	Title:	Company Secretary

ADVENT CAPITAL (NO. 3) LIMITED

By:		/s/ Neil Ewing
	Name:	Neil Ewing
	Title:	Company Secretary